EXHIBIT 24
POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 16, 2007

/s/ Donald Breen, Jr.

Donald Breen, Jr.

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 16, 2007

/s/ Charles H. Erhart, Jr.

Charles H. Erhart, Jr.

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2007

/s/ Joel F. Gemunder

Joel F. Gemunder

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 21, 2007

/s/ Patrick P. Grace

Patrick P. Grace

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2007

/s/ Edward L. Hutton

Edward L. Hutton

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 13, 2007

/s/ Thomas C. Hutton

Thomas C. Hutton

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 14, 2007

/s/ Sandra E. Laney

Sandra E. Laney

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 16, 2007

/s/ Timothy S. O’Toole

Timothy S. O’Toole

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 14, 2007

/s/ Donald E. Saunders

Donald E. Saunders

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2007

/s/ George J. Walsh III

George J. Walsh III

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 13, 2007

/s/ Frank E. Wood

Frank E. Wood

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 13, 2007

/s/ Walter L. Krebs

Walter L. Krebs